Securities & Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                               September 15, 1997


                          OneLink Communications, Inc.
        (Exact name of small business issuer as specified in its charter)


                         Commission file number: 0-25764


            Minnesota                                   41-1675041
  (State or other jurisdiction                         (IRS Employer
 of incorporation or organization)                   Identification No.)


                          10340 Viking Drive, Suite 150
                             Eden Prairie, MN 55344
                    (Address of principal executive offices)


                                  612-996-9000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

Raising of Additional Equity

On September 15, 1997, OneLink Communications, Inc. (the "Company") closed a private placement of Units, (the "Units") each Unit consisting of 50,000 shares of Common Stock and 50,000 Common Stock Purchase Warrant, ("Warrants") by issuing an aggregate of 13 Units to accredited investors for an aggregate gross purchase price of $650,000. Each Warrant will entitle the holder to purchase one share of the Company's Common Stock at an exercise price of $1.50 per share. The Stock Warrants may be exercised immediately and expire on September 15, 2000. The Company retains a call option on the Warrants to redeem the Warrants provided that the closing bid price of the Company's Common Stock exceeds $2.50 per share for any five consecutive trading days. On September 5, 1997 the Company closed a private placement by issuing 27 Units for an aggregate gross purchase price of $1,350,000. The Company intends to use the proceeds from the offerings for working capital purposes and to pay off short term borrowings.

The offerings were conducted pursuant to Section 3(b) of the Securities Act of 1933, as amended and were made only to "Accredited Investors" as defined by Rule 501 of Regulation D promulgated under the Securities Act and Laws. No commissions were paid to its officers and directors for their selling efforts.

The increase in the Company's equity, as a result of the sale of 40 Units for gross proceeds of $2,000,000, will enable the Company to comply with Nasdaq's Total Asset and Capital and Surplus requirements, and thus remain listed on Nasdaq's SmallCap Market. Under Item 7., is a Pro Forma Balance Sheet as of July 31, 1997 and Pro Forma Statement of Operations for the seven months ended July 31, 1997, taking into effect the gross proceeds from the sale of $2,000,000 worth of Units as of July 31, 1997.

In addition, the Company may continue its Unit Offering to accredited investors with the potential of raising an additional $500,000 by November 11, 1997.

Item 7. Financial Statements
                          OneLink Communications, Inc.
                            Balance Sheets(unaudited)

                                                                     July 31      Pro Forma       Pro Forma
                                                                      1997       Adjustments       Balance
                                                                   -------------------------------------------

Assets
Current assets:
 Cash and cash equivalents                                             $73,749   $1,650,000 (A)    $1,723,749
 Trade accounts receivable, net of allowance for
  doubtful accounts of $19,018 in July 31, 1997 and $19,018 in
  Pro Forma July 31, 1997                                              268,288                        268,288
 Minimum lease payments receivable                                      34,200                         34,200
 Computer parts and supplies, net of reserve for obsolescence of
 $11,986 on July 31, 1997 and $11,986 on Pro Forma July 31, 1997        40,671                         40,671
 Prepaid expenses                                                       44,339                         44,339
                                                                    ------------                 --------------
Total current assets                                                   461,247                      2,111,247
Property and equipment:
 Furniture and equipment                                             1,223,417                      1,223,417
 Equipment leased to others                                            318,140                        318,140
                                                                    ------------                 --------------
                                                                     1,541,557                      1,541,557
 Accumulated depreciation                                             (742,432)                      (742,432)
                                                                    ------------                 --------------
                                                                       799,125                        799,125
Other assets:
 Goodwill                                                              521,554                        521,554
 Investment in sales type leases                                        17,100                         17,100
 Deposits                                                               76,486                         76,486
                                                                    ------------                 --------------
                                                                       615,140                        615,140
                                                                    ------------                 --------------
Total Assets                                                         1,875,512                      3,525,512
                                                                    ============                 ==============

Liabilities and shareholders' equity
Current liabilities:
 Accounts payable                                                     $182,328                       $182,328
 Notes Payable and Current maturities of long-term debt                311,670    (250,000) (B)        61,670
 Notes Payable - Related Parties                                       100,537    (100,000) (C)           537
 Customer deposits                                                      65,908                         65,908
 Deferred revenue                                                      418,251                        418,251
 Other accrued liabilities                                             235,328                        235,328
                                                                    ------------                 --------------
Total current liabilities                                            1,314,022                        964,022
Long-term debt, related parties                                          2,211                          2,211
Long-term debt, net of current maturities                               18,478                         18,478
Shareholders' equity:
 Common stock, par value $.01 per share, Authorized shares--
  50,000,000; Issued and outstanding shares: July 31,1997 and Pro
  Forma July 31, 1997 - 2,966,696 and 4,966,696,  respectively          29,438       20,000 (D)        49,438
 Additional paid-in capital                                          6,346,663    1,980,000 (D)     8,326,663
 Accumulated deficit                                                (5,835,300)                    (5,835,300)
                                                                    ------------                 --------------
Total shareholders' equity                                             540,801                      2,540,801
                                                                    ------------                 --------------

Total liabilities and shareholders' equity                          $1,875,512                     $3,525,512
                                                                    ============                 ==============

See accompanying notes.

                          OneLink Communications, Inc.
                            Statements of Operations
                   for the Seven Months Ending July 31, 1997
                                (unaudited)

                                                          Y-T-D       Pro Forma     Pro Forma
                                                      July 31, 1997   Adjustments     Balance
                                                      ----------------------------------------

Revenues                                                 $1,009,139                 $1,009,139
Cost of revenues                                          (519,467)                  (519,467)
                                                       -------------            ---------------
Gross profit                                                489,672                    489,672

Operating expenses:
    Selling                                                 328,576                    328,576
    General and administrative                            1,075,984                  1,075,984
    Research and development                                131,203                    131,203
                                                       -------------            ---------------
Total operating expenses                                  1,535,763                  1,535,763
Operating loss                                          (1,046,091)                (1,046,091)

Interest income                                               9,449                      9,449
Interest expense                                           (14,375)                   (14,375)
Other income (expense)                                     (30,463)                   (30,463)
                                                       -------------            ---------------
Loss before income taxes                                (1,081,480)                (1,081,480)

Provision for income taxes                                        0                          0
Net loss                                               ($1,081,480)               ($1,081,480)

Net loss per share                                          ($0.36)     (E)            ($0.22)

Weighted average number of shares outstanding             2,966,696     (E)          4,966,696

Notes to the Consolidated Pro Forma Financial Statements for the Seven Months Ended July 31, 1997 (Unaudited)

The unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations have been prepared to reflect the sale of 40 Units with gross proceeds of $2,000,000 as if the sale occurred as of July 31, 1997. Actual and pro forma operating results for the seven months ended July 31, 1997 are not necessarily indicative of the financial position or the operating results that would have occurred at July 31, 1997 or that will be achieved for the year or any other period. These statements should be read in conjunction with the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996 and the Company's Quarterly Reports on Form 10-QSB for the three and six months ended March 31, 1997 and June 30, 1997, respectively.

The pro forma adjustments are as follows:

A. Cash and Cash Equivalents - Net proceeds from the sale of Units after conversion of certain liabilities disclosed below.

B.   Note Payable to Investor - Investor converted $250,000 of notes into Units.

C. Note Payable to Related Party Investor - Related party investor converted $100,000 of notes into Units.

D. Par Value and Additional Paid In Capital - The common stock has a Par Value of $0.01 per share. The additional amount for the sale of the stock subscriptions has been added to the additional paid in capital.

E. Net Loss Per Share -Assumes an additional 2,000,000 shares outstanding for the seven months ended July 31, 1997.

                          OneLink Communications, Inc.



                                   SIGNATURES


Pursuant to the registration requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 ONELINK COMMUNICATIONS, INC.
                                                 (Registrant)



Date: September 15, 1997                         BY: /s/ Michael J. Ryan
                                                 Chief Financial Officer